AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 2005

                                        REGISTRATION STATEMENT NO. 333-_________

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                                 FPL GROUP, INC.
             (Exact name of registrant as specified in its charter)
                              --------------------

           FLORIDA                                      59-2449419
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                   Identification No.)

                             700 UNIVERSE BOULEVARD
                            JUNO BEACH, FLORIDA 33408
               (Address of Principal Executive Office) (Zip Code)
                            -------------------------

                   FPL GROUP, INC. DEFERRED COMPENSATION PLAN
                            (Full title of the plan)

        EDWARD F. TANCER, ESQ.                  THOMAS R. MCGUIGAN, P.A.                ROBERT J. REGER, JR., ESQ.
   VICE PRESIDENT & GENERAL COUNSEL         SQUIRE, SANDERS & DEMPSEY L.L.P.             THELEN REID & PRIEST LLP
            FPL GROUP, INC.                     1900 PHILLIPS POINT WEST                     875 THIRD AVENUE
        700 UNIVERSE BOULEVARD                  777 SOUTH FLAGLER DRIVE                  NEW YORK, NEW YORK 10022
       JUNO BEACH, FLORIDA 33408             WEST PALM BEACH, FLORIDA 33401                   (212) 603-2000
            (561) 694-4000                           (561) 650-7200

                   (Names and addresses of agents for service)
         (Telephone number, including area code, of agents for service)
                              --------------------

                         CALCULATION OF REGISTRATION FEE
===================================================================================================================
                                                       PROPOSED              PROPOSED
       TITLE OF EACH               AMOUNT               MAXIMUM               MAXIMUM                AMOUNT OF
    CLASS OF SECURITIES             TO BE            OFFERING PRICE          AGGREGATE             REGISTRATION
      TO BE REGISTERED           REGISTERED           PER UNIT (1)        OFFERING PRICE (1)            FEE
----------------------------- ------------------ ----------------------- ---------------------- -------------------
Deferred Compensation         $50,000,000 (2)             N/A                 $50,000,000              $5,350
Obligations
===================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended (the "Securities Act").

(2) The Deferred Compensation Obligations (the "Obligations") are unsecured obligations of FPL Group, Inc. to pay deferred compensation in the future in accordance with the terms of the FPL Group, Inc. Deferred Compensation Plan, as amended (the "Plan").

This Registration Statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Section 8(a) of the Securities Act, and Rules 456 and 462 promulgated thereunder.

================================================================================

                      STATEMENT UNDER GENERAL INSTRUCTION E
                      REGISTRATION OF ADDITIONAL SECURITIES

The registrant previously filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on September 29, 1999 (File No. 333-88067) (the "1999 Form S-8") in connection with the registration of its deferred compensation obligations under the FPL Group, Inc. Deferred Compensation Plan (the "Plan").

Pursuant to General Instruction E to Form S-8, this Registration Statement is filed by the registrant solely to register an additional $50,000,000 of deferred compensation obligations pursuant to the terms of the Plan. Pursuant to General Instruction E, and unless otherwise noted herein, this Registration Statement incorporates by reference the contents of the 1999 Form S-8.

Item 8   Exhibits
------   --------

5        Opinion of Squire, Sanders & Dempsey L.L.P., counsel to the registrant.

23(a) Consent of Deloitte & Touche LLP, an independent registered public accounting firm.

23(b) Consent of Squire, Sanders & Dempsey L.L.P. (included in opinion, attached hereto as Exhibit 5).

24 Power of Attorney (included on the signature page of this Registration Statement).

*99 FPL Group, Inc. Deferred Compensation Plan, amended and restated effective January 1, 2003 (filed as Exhibit 10(k) to Form 10-K for the year ended December 31, 2002, File No. 1-8841).

--------------------
*Incorporated herein by reference as indicated.

                                POWER OF ATTORNEY

     Each director and/or officer of the registrant whose signature appears below hereby appoints the agents for service named in this registration statement, and each of them severally, as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below and to file with the Securities and Exchange Commission, any and all amendments, including post-effective amendments, to this registration statement, and the registrant hereby also appoints each such agent for service as its attorney-in-fact with like authority to sign and file any such amendments in its name and behalf.

                                   SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Juno Beach, State of Florida, on the 19th day of December, 2005.

                                       FPL GROUP, INC.

                                       By: /s/ Lewis Hay, III
                                           ------------------------------
                                           Lewis Hay, III
                                           Chairman of the Board, President,
                                           Chief Executive Officer and Director

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                  Title                               Date
---------                  -----                               ----

/s/ Lewis Hay, III         Chairman of the Board, President,   December 19, 2005
------------------------   Chief Executive Officer and
Lewis Hay, III             Director (Principal Executive
                           Officer)

/s/ Moray P. Dewhurst      Vice President, Finance and Chief   December 19, 2005
------------------------   Financial Officer (Principal
Moray P. Dewhurst          Financial Officer)

/s/ K. Michael Davis       Controller and Chief Accounting     December 19, 2005
------------------------   Officer (Principal Accounting
K. Michael Davis           Officer)

/s/ H. Jesse Arnelle       Director                            December 19, 2005
------------------------
H. Jesse Arnelle

/s/ Sherry S. Barrat       Director                            December 19, 2005
------------------------
Sherry S. Barrat

/s/ Robert M. Beall, II    Director                            December 19, 2005
------------------------
Robert M. Beall, II

Signature                  Title                               Date
---------                  -----                               ----

/s/ J. Hyatt Brown         Director                            December 19, 2005
------------------------
J. Hyatt Brown

/s/ James L. Camaren       Director                            December 19, 2005
------------------------
James L. Camaren

/s/ J. Brian Ferguson      Director                            December 19, 2005
------------------------
J. Brian Ferguson

/s/ Rudy E. Schupp         Director                            December 19, 2005
------------------------
Rudy E. Schupp

/s/ Michael H. Thaman      Director                            December 19, 2005
------------------------
Michael H. Thaman

/s/ Hansel E. Tookes II    Director                            December 19, 2005
------------------------
Hansel E. Tookes II

/s/ Paul R. Tregurtha      Director                            December 19, 2005
------------------------
Paul R. Tregurtha

/s/ Frank G. Zarb          Director                            December 19, 2005
------------------------
Frank G. Zarb

                                  EXHIBIT INDEX

EXHIBIT
  NO.
-------

5     Opinion of Squire, Sanders & Dempsey L.L.P., counsel to the registrant.

23(a) Consent of Deloitte & Touche LLP, an independent registered public accounting firm.

23(b) Consent of Squire, Sanders & Dempsey L.L.P. (included in opinion, attached hereto as Exhibit 5).

24 Power of Attorney (included on the signature page of this Registration Statement).